EXHIBIT 99.5
[Logo of NTL Incorporated]


     Ruling by the U.S. Internal Revenue Service: Joint announcement by Cable and Wireless plc, NTL Incorporated and Cable & Wireless Communications plc



17 January 2000



Further to the joint announcement on 26 July 1999 by Cable & Wireless plc ("Cable & Wireless"), NTL Incorporated ("NTL")(Nasdaq and Easdaq: NTLI) and Cable & Wireless Communications plc ("CWC") regarding:


1    the proposed  separation  of CWC into its  corporate,  business,  internet protocol and wholesale operations ("CWC DataCo") and its residential cable, business cable, indirect residential telephony, residential internet and digital television development and services business ("CWC ConsumerCo");

2    the proposed indirect  acquisition by Cable & Wireless of the interest in
CWC DataCo which is not currently attributable to it (thereby achieving 100 per cent ownership of CWC DataCo) (the "Cable & Wireless Acquisition");

3    the proposed  indirect  acquisition  by NTL of CWC  ConsumerCo  (the "NTL
Acquisition" and, together with the proposed separation of CWC and the Cable & Wireless Acquisition, the "Transaction");

Cable & Wireless, NTL and CWC announce that pursuant to a ruling that has been obtained from the United States Internal Revenue Service, the pre-conditions to the Transaction regarding the receipt of US tax rulings have been satisfied. This follows the announcement of UK tax clearance on 14 October.

Further announcements will be made in due course in relation to those other pre-conditions and conditions to the Transaction which remain outstanding.



NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN OR INTO CANADA, JAPAN OR AUSTRALIA. THE TRANSACTION REFERRED TO IN THIS PRESS RELEASE IS NOT AN OFFER OF SECURITIES FOR SALE IN THE UNITED STATES. SECURITIES MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION UNDER THE US SECURITIES ACT OF 1933 OR AN EXEMPTION FROM REGISTRATION.

Enquiries
Cable & Wireless
Chris Tyler, Investor Relations            0171 315 4460
Penny Berger, Investor Relations           0171 315 6225
Peter Eustace, Media                       0171 315 4495
Susan Cottam, Media                        0171 315 6759

Ntl
John Gregg                                 0171 909 2000
Richard J. Lubasch                         +1 212 906 8440
Alison Smith                               01252 402662
Edward Bickham                             0171 413 3050
Dominic Shales                             0171 413 3142

CWC
Samantha Ashworth, Investor Relations      0171 674 5303
Roy Payne, Media                           0171 674 5387
Caroline Keppel-Palmer, Media              0171 674 5416

Greenhill & Co.                            0171 440 0400
(advisers to Cable & Wireless)
James Lupton
David Wyles

Morgan Stanley Dean Witter                 0171 425 5000
(advisers to ntl)
Paulo Pereira

Merrill Lynch                              0171 628 1000
(advisers to CWC)
Bob Wigley
Richard Snow

CSFB                                       0171 888 8888

(advisers to the independent directors of CWC (being Sir Bryan Carsberg, JMJ Keenan, Valerie F Gooding, JF Killian and FV Salerno) in respect of the Cable & Wireless Acquisition and advisers to the directors of CWC in respect of the ntl Acquisition) Michael Harrison


Greenhill & Co. International Limited ("Greenhill & Co."), which is regulated in the United Kingdom by The Securities and Futures Authority Limited, is acting as financial adviser to Cable & Wireless in relation to the Transaction and to no one else and will not regard any other person as its customer or be responsible to any one other than Cable & Wireless for providing the protections afforded to customers of Greenhill & Co. or for providing advice in relation to the Transaction.

Morgan Stanley & Co. Limited ("Morgan Stanley Dean Witter"), which is regulated in the United Kingdom by The Securities and Futures Authority Limited, is acting as financial adviser to ntl in relation to the Transaction and to no one else and will not regard any other person as its customer or be responsible to any one other than ntl for providing the protections afforded to customers of Morgan Stanley Dean Witter or for providing advice in relation to the Transaction.

Merrill Lynch International ("Merrill Lynch"), which is regulated in the United Kingdom by The Securities and Futures Authority Limited, is acting as financial adviser to CWC in relation to the Transaction and to no one else and will not regard any other person as its customer or be responsible to any one other than CWC for providing the protections afforded to customers of Merrill Lynch or for providing advice in relation to the Transaction.

Credit Suisse First Boston (Europe) Limited ("CSFB"), which is regulated in the United Kingdom by The Securities and Futures Authority Limited, is acting as financial adviser to the independent directors of CWC in relation to the Cable & Wireless Acquisition and directors of CWC in relation to the ntl Acquisition and to no one else and will not regard any other person as its customer or be responsible to any one other than the independent directors of CWC and the directors of CWC for providing the protections afforded to customers of CSFB or for providing advice in relation to the Transaction.